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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-27131) of CIENA Corporation of our report dated November 26, 1997 appearing on page 35 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP


Falls Church, VA
December 9, 1997